                                                                    EXHIBIT 99.4


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS



IN RE:      MMT FEDERAL HOLDINGS, INC.            CASE NO.:  97-21387-CJK
             DEBTOR                             JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                          12/31/97
                                                                    --------


COMES NOW, MMT FEDERAL HOLDINGS, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 12/3/97 and ending 12/31/97 as shown by the report and exhibits consisting of 9 pages and containing the following,as indicated:

                 X       Monthly Reporting Questionnaire (Attachment 1)
            ------------

                 X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ------------

                 X       Summary of Accounts Receivable (Form OPR-3)
            ------------

                 X       Schedule of Post-Petition Liabilities (Form OPR-4)
            ------------

                 X       Income Statement (Form OPR-5)
            ------------

                 X       Statement of Sources and Uses of Cash (Form OPR-6)
            ------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:          1/28/98        DEBTOR-IN-POSSESSION
            ---------------
                              By:
                                               /s/ F. Gordon Bitter
                                               ---------------------------------
                              Name & Title:    F. Gordon Bitter, Vice President
                                               MMT Federal Holdings, Inc.
                                               400-2 Totten Pond Road
                                               Waltham, MA 02109
                                               Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      MMT FEDERAL HOLDINGS, INC.                   CASE NO.:  97-21387-CJK
            DEBTOR                                        JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


         NOTE TO THE MONTHLY OPERATING REPORT:


         The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

                    COMPARATIVE BALANCE SHEETS              FORM OPR-1






Case Name:         MMT FEDERAL HOLDINGS, INC.
Case Number:       97-21387-CJK

                                                                                                          MONTH ENDED:    12/31/97
                                                                                                                          --------



                                                         FILING     MONTH       MONTH    MONTH    MONTH    MONTH   MONTH     MONTH
                                                          DATE      ENDED       ENDED    ENDED    ENDED    ENDED   ENDED     ENDED
                                                         12/3/97   12/31/97
                                                       ----------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                         500        500
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Stock & interests in:
             M4 Environmental Management, Inc. (100%)     Unknown    Unknown
             Lockheed Martin Chemical Demilitarization    Unknown    Unknown
                  LLC (50% owned, 50% owned by
                  Lockheed Martin)

                                                       ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         500        500         0        0        0        0       0        0
                                                       ----------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                       ----------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                              0          0         0        0        0        0       0        0
                                                       ----------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
             10% of "Total Assets")
             Intangible Assets                                                                                 0
             Less:  Accumulated Amortization

                                                       -----------------------------------------------------------------------------
TOTAL OTHER ASSETS                                             0          0         0        0        0        0       0        0
                                                       -----------------------------------------------------------------------------

TOTAL ASSETS                                                 500        500         0        0        0        0       0        0
                                                       =============================================================================

                           COMPARATIVE BALANCE SHEETS




Case Name:         MMT FEDERAL HOLDINGS, INC.                         FORM OPR-2
Case Number:      97-21387-CJK


                                                                                                            MONTH ENDED:    12/31/97
                                                                                                                            --------


                                                           FILING      MONTH      MONTH   MONTH     MONTH     MONTH  MONTH    MONTH
                                                            DATE       ENDED      ENDED   ENDED     ENDED     ENDED  ENDED    ENDED
                                                          12/3/97    12/31/97
                                                          --------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)

                                                          --------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                0           0          0       0         0         0      0        0
                                                          --------------------------------------------------------------------------

TOTAL PRE PETITION LIABILITIES
                                                          --------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                   10          10
Paid in Capital                                               990         990
Valuation Allowance                                          (500)       (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                          --------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                          500         500          0       0         0         0      0        0
                                                          --------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    500         500          0       0         0         0      0        0
                                                          ==========================================================================

                     SUMMARY OF ACCOUNTS RECEIVABLE                   FORM OPR-3

Case Name:        MMT FEDERAL HOLDINGS, INC.
Case Number:      97-21387-CJK

                                                                                         MONTH ENDED 12/31/97
                                                                                                     --------

                                                                         0-30     31-60     61-90      OVER
                                                              TOTAL      DAYS      DAYS      DAYS     90 DAYS
                                                              -----------------------------------------------
DATE OF FILING 12/3/97                                              0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:       12/31/97                                               0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:                                                              0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:                                                              0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:                                                              0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:                                                              0
             Allowance for doubtful accounts                        0
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================
MONTH:
             Allowance for doubtful accounts
                                                              -----------------------------------------------
                                                                    0         0         0         0          0
                                                              ================================================

                SCHEDULE OF POST PETITION LIABILITIES                 FORM OPR-4


Case Name:        MMT FEDERAL HOLDINGS, INC.
Case Number:      97-21387-CJK

                                                                                                               MONTH ENDED: 12/31/97
                                                                                                               ---------------------


                                                                      DATE     DATE      TOTAL    0-30    31-60    61-90    OVER
                                                                    INCURRED   DUE         DUE    DAYS     DAYS     DAYS   90 DAYS

                                                                -------------------------------------------------------------------


TAXES PAYABLE

            Federal Income Taxes                                                         NONE
            FICA-Employer's Share                                                        NONE
            FICA-Employee's Share                                                        NONE
            Unemployment Tax                                                             NONE
            State Sales & Use Tax                                                        NONE
            State __________ Tax                                                         NONE
            Personal Property Tax                                                        NONE

                                                                                    -----------------------------------------------
TOTAL TAXES PAYABLE                                                                         0         0       0        0          0
                                                                                    -----------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                                    -----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                            0         0       0        0          0
                                                                                    -----------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses

                                                                                    -----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                        0         0       0        0          0
                                                                                    -----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                         0         0       0        0          0
                                                                                    ===============================================

                              INCOME STATEMENT                        FORM OPR-5

Case Name:        MMT FEDERAL HOLDINGS, INC.
Case Number:      97-21387-CJK

                                                                                                            MONTH ENDED:    12/31/97
                                                                                                                            --------


                                                    PRE          POST      MONTH     MONTH   MONTH    MONTH    MONTH  MONTH   MONTH
                                                 PETITION      PETITION    ENDED     ENDED   ENDED    ENDED    ENDED  ENDED   ENDED
                                                  12/3/97      12/31/97
                                                ------------------------------------------------------------------------------------

NET REVENUE (INCOME)
                                                ------------------------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                ------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                 0             0         0         0       0       0        0      0      0
                                                ------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES             0             0         0         0       0       0        0      0      0
                                                ------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                ------------------------------------------------------------------------------------

NET INCOME (LOSS)                                    NONE          NONE          0         0       0       0        0      0      0
                                                ====================================================================================

                STATEMENT OF SOURCES AND USES OF CASH                 FORM OPR-6


Case Name:        MMT FEDERAL HOLDINGS, INC.
Case Number:      97-21387-CJK

                                                                                                            MONTH ENDED:    12/31/97
                                                                                                                            --------

                                                                                      TOTAL
                                                                 PRE        POST      MONTH      MONTH   MONTH  MONTH   MONTH  MONTH
                                                              PETITION    PETITION    ENDED      ENDED   ENDED  ENDED   ENDED  ENDED
                                                              12/1-12/2  12/3-12/31  12/31/97
                                                             -----------------------------------------------------------------------



CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                           NONE       NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                          0           0
            Decrease (Increase)-Accounts Receivable                              0           0
            Decrease (Increase)-Inventories                                      0           0
            Decrease (Increase)-Prepaid Expenses                                 0           0
            Decrease (Increase)-Other Assets                                     0           0
            Increase (Decrease)-Pre Petition Liabilities                         0           0
            Increase (Decrease)-Post Petition Liabilities                        0           0

                                                             -----------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities                        0        0           0      0        0      0       0      0
                                                             -----------------------------------------------------------------------


Cash Flows Used in Investing Activities
            Capital Expenditures                                                 0           0
            Sale of Net Fixed Assets
                                                             -----------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities                        0        0           0      0      0      0       0        0
                                                             -----------------------------------------------------------------------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                                0           0
            Increase (Decrease)-Shareholder Valuations                           0           0

            Purchase of Treasury Stock-Preferred Shares

                                                             -----------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities                        0        0           0      0      0      0       0        0
                                                             -----------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    0        0           0      0      0      0       0        0

Cash and Cash Equivalents at Beginning of Period                               500         500    500    500    500     500      500
                                                             -----------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                              0      500         500    500    500    500     500      500
                                                             =======================================================================

                                   CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK


                                                        MONTH ENDED:    12/31/97
                                                        ------------------------
                                                                          PAGE 1



1.   PAYROLL
             State the amount of all executive wages paid and taxes withheld and paid.

       Name and Title of                                          Date                Wages Paid                Taxes Withheld
       Executive                                                  Paid          Gross          Net          Due           Paid
       --------------------------                            -----------------------------------------------------------------

       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
       THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
       HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Elliot J. Mark, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Willis Wang, Assistant Secretary


                                                             -----------------------------------------------------------------

       TOTAL EXECUTIVE PAYROLL                                                          0             0            0        0
                                                              ================================================================

2.  INSURANCE

            Is Workers' Compensation and other insurance in effect?    N/A
                                                                   -------------
            Are payments current?
                                                                  --------------
            If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                                                                                                                        DATE
                                                                     COVERAGE       POLICY      EXPIRATION  PREMIUM    COVERAGE
TYPE                       CARRIER NAME                               AMOUNT        NUMBER         DATE      AMOUNT   PAID THRU
-------------------------------------------------------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK

3.  BANK ACCOUNTS

                                                                                                  MMT FED
                                                                                                 OPERATING                    TOTAL
                                      ----------------------------------------------------------------------------------------------



Bank Name                                                                                       U.S. TRUST

Account Number                                                                                  002239244-1


BEGINNING BOOK BALANCE                                                                                   500                     500

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                      ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                               0             0              0             0           500            0        500
                                      ==============================================================================================




4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                                            Amount         Date         Check #
            --------------------------                            -------------------------------------------
            Professionals (attorneys, accountants, etc.):


                                                                       NONE





                                                                  ===============
                                                                               0
                                                                  ===============

            PRE-PETITION DEBTS


                                                                       NONE



                                                                  ===============
            Total payments of pre-petition debts                               0
                                                                  ===============

                         INSURANCE EXPIRATION STATEMENT


I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

January 28, 1998                   Molten Metal Technology, Inc.


                                   By:/s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Chief Executive Officer

                                   MMT of Tennessee, Inc.


                                   By:/s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   M4 Environmental, L.P.



                                   By:   M4 Environmental Management, Inc.
                                         General Partner

                                   By:/s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   MMT Federal Holdings, Inc.


                                   By:/s/ F. Gordon Bitter
                                      ---------------------------
                                         F. Gordon Bitter
                                         Vice President